UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 15, 2013

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-09370	13-3186327
(Commission File Number)	(IRS Employer Identification No.)

60 E. 42nd Street, 46th Floor

New York, NY 10165

(Address of Principal Executive Offices)      (Zip Code)

(212) 796-4097

(Registrant's Telephone Number, Including Area Code)

2 Executive Drive, Suite 630

Fort Lee, NJ 07024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note

On May 21, 2013, Receivable Acquisition & Management Corporation, a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of Cornerstone Program Advisors LLC, a Delaware limited liability company (“Cornerstone”) and Sustainable Energy Industries, Inc. a Delaware corporation (“Sustainable”), which was completed on May 15, 2013.

Under parts (a) and (b) of Item 9.01 of the Initial Form 8-K, the Company stated that it would file the required historical financial statements and pro forma information by amendment no later than 71 days following the May 21, 2013 filing of the Initial Form 8-K. This Form 8-K/A amends the Initial Form 8-K in order to provide the required historical financial statements and pro forma information below relating to our completed acquisition of Cornerstone and Sustainable.

In addition, this Form 8-K/A amends the Initial Form 8-K in order report a change the Company’s Fiscal Year and a change in the Company’s Certifying Accountant.

Other than the foregoing, this Form 8-K/A does not modify or update the Initial Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Dismissal of Independent Registered Accounting Firm

On August 5, 2013, the Company terminated the services of Silberstein Ungar, PLLC (“Silberstein”) as the Company’s Independent Certified Public Accountants.  Silberstein served as the Company’s Independent Certified Public Accountants for each of the fiscal years ended September 30, 2012 and 2011, and for the period from February 9, 2011 to September 30, 2012, and through August 5, 2013.  The Company’s Board of Directors participated in and approved the decision to terminate Silberstein.

During the last two reported fiscal years ended September 30, 2012 and 2011, and in the subsequent interim periods through the date of Silberstein’s termination, (i) there were no disagreements between the Company and Silberstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The reports of Silberstein on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, or qualified opinion, audit scope, or accounting principles, except for an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern in the audit reports for the fiscal years ended September 30, 2012 and 2011.

The Company provided Silberstein with a copy of the foregoing disclosures and requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Silberstein agrees with the statements made by the Company in this Report. A copy of the letter, dated August 5, 2013, is filed as Exhibit 16.1 hereto.

(b)  Engagement of New Independent Registered Accounting Firm

On August 5, 2013, the Company engaged PKF O’Connor Davies, A Division of O’Connor Davies, LLP (“PKF”) as the Company’s new Independent Certified Public Accountants.

During the two most recent fiscal years and through the date of its appointment, neither the Company, nor anyone on its behalf, consulted PKF regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by PKF that it concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

In approving the selection of PKF as the Company’s Independent Certified Public Accountants, the Board of Directors considered all relevant factors, including that no non-audit services were previously provided by PKF to the Company.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective August 5, 2013, we changed our fiscal year from September 30 to December 31, the same fiscal year end for each of Cornerstone and Sustainable.  The financial statements attached as exhibits hereto cover the transition period.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

The audited  Financial Statements of Cornerstone, the business acquired, for the fiscal years ended December 31, 2012 and December 31, 2011, and the related notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The audited Financial Statements of Sustainable Energy, LLC, a New York limited liability company (“Sustainable LLC”), for the fiscal years ended December 31, 2012 and December 31, 2011, and the unaudited financial statements of Sustainable LLC, as of March 31, 2013, and for the three months ended March 31, 2013 and 2012, and the related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.  The Financial Statements of Sustainable LLC are being provided in lieu of those of Sustainable, because pursuant to a May 15, 2013 Assignment and Assumption Agreement (the “Assignment Agreement”), Sustainable LLC transferred to Sustainable substantially all of its assets (the “Transferred Assets”), which were comprised of Sustainable LLC’s interests in certain sales and intellectual property licensing agreements.  Prior to the Assignment Agreement, Sustainable had only nominal assets, and the Transferred Assets currently comprise substantially all of Sustainable’s assets.

The unaudited  Financial Statements of Cornerstone  as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, Cornerstone, and Sustainable, as of and for the six  months ended March 31, 2013 and for the fiscal year ended September 30, 2012 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description

16.1	Letter from Silberstein Ungar, PLLC, dated August 5, 2013.
99.1	Audited Financial Statements of Cornerstone for the fiscal years ended December 31, 2012 and 2011.
99.2

Audited Financial Statements of Sustainable LLC for the fiscal years ended December 31, 2012 and 2011, and unaudited financial statements of Sustainable LLC, as of March 31, 2013 and for the three months ended March 31, 2013 and 2012

99.3	Unaudited Financial Statements of Cornerstone as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.
99.4

Unaudited pro forma condensed combined financial information of the Company, Cornerstone, and Sustainable, as of and for the six months ended March 31, 2013 and for the fiscal year ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013
RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

By: /s/ Thomas Telegades
Name: Thomas Telegades
Title: Chief Executive Officer

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